                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:   ING MUTUAL FUNDS

Date of Form N-CSR:   APRIL 30, 2004

       The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

       1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING MUTUAL FUNDS and will be retained by ING MUTUAL FUNDS and furnished to the Securities and Exchange Commission or its staff upon request.

       IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 9TH day of July, 2004.


                                                /s/ James M. Hennessy
                                                ---------------------
                                                James M. Hennessy

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:   ING MUTUAL FUNDS

Date of Form N-CSR:   APRIL 30, 2004

       The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

       1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING MUTUAL FUNDS and will be retained by ING MUTUAL FUNDS and furnished to the Securities and Exchange Commission or its staff upon request.

       IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 9TH day of July, 2004.


                                                /s/ Michael J. Roland
                                                ---------------------
                                                Michael J. Roland